HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2017 Corporate Overview August 2017

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Special Note Regarding Forward-Looking Statements. Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include without limitation statements regarding our expectation regarding building shareholder value. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation . You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding Insurance) and Insurance AOI. Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of certain results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of noncash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-US GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our US GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as Net income (loss) adjusted to exclude the impact of depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; (gain) loss on early extinguishment or restructuring of debt; interest expense; net gain (loss) on contingent consideration; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; acquisition and nonrecurring items. Adjusted EBITDA excludes results of our Insurance segment. A reconciliation of Adjusted EBITDA to Net income (loss) is included in the financial tables at the end of this release. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Management believes that Insurance AOI measures, used frequently in the insurance industry, provide investors with meaningful information for gaining an understanding of certain results and provides insight into an organization’s operating trends and facilitates comparisons between peer companies. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other-than-temporary impairment losses recognized in operations; asset impairment; intercompany elimination and acquisition and non-recurring items. Management believes that Insurance AOI provides a meaningful financial metric that helps investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. Safe Harbor Disclaimers 1

Company Overview

HC2 Holdings, Inc.

Who We Are

- Diversified holding company
- Permanent capital
- Strategic and financial partner
- Team of visionaries

What We Do

- Buy and build companies
- Execute business plans
- Deliver sustainable value for shareholders

© 2017 HC2 Holdings, Inc.

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© 2 0 1 7 H C 2 H O L D I N G S , I N C . Investment Highlights 4 Why Invest in HC2?  Leadership team has diverse network resulting in unique deal flow  Unique combination of operating entities accessible through one investment – Controlling stakes in leading, stable, cash flow generating businesses – Option value opportunities with significant equity upside potential  Long-term strategy allows management teams the ability to execute business plans  Diversification across a number of industries  Financial flexibility

HC2 Value Philosophy

Clear focus on delivering sustainable value for all stakeholders

- Value operator with long-term outlook
- Acquire controlling equity interests in diverse industries creating value through growth in operating subsidiaries
- Strong capital base allows funding of subsidiary growth
- Speed of execution gives HC2 a competitive advantage over traditional private equity firms



Envision
Empower
Execute

Envision

- **Seek to build value over the long-term**
- **Expansive network results in unique deal flow**
- **Target a barbell investment strategy**
  - Stable cash flow generation
  - Early-stage companies with option value

Empower Management

- **Partner with experienced management teams**
- **Establish specific operating objectives**
- **Provide financial expertise**
- **Help execute strategy**

Execute

- **Focus on speed of execution**
- **Capitalize on opportunities**
- **Deliver sustainable value**

© 2017 HC2 Holdings, Inc.
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HC2 Company Snapshot

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)

- One of the largest steel fabrication and erection companies in the U.S.
- Recently changed name to DBM Global Inc.
- Offers full suite of integrated steel construction and professional services
- 92% ownership

Marine Services: GMSL

- Leading provider of subsea cable installation, maintenance and protection in telecom, offshore power and oil & gas
- JV's with Huawei Marine Networks & S.B. Submarine Systems (China Telecom)
- Acquired 100% interest in offshore renewables specialist CWind
- 95% ownership

Energy: ANG

- Premier distributor of natural gas motor fuel throughout the U.S.
- Currently own or operate ~40 natural gas fueling stations throughout United States; Up from two stations since HC2's initial investment in August 2014
- 49.9% ownership

Telecom: PTGi ICS

- One of the largest International wholesale telecom service companies
- Global sales presence
- Internal and scalable offshore back office operations
- 100% ownership

Core Financial Services Subsidiaries

Insurance: CIG

- Executive Chair: James P. Corcoran
- Acquisition of American Financial Group's long-term care and life insurance businesses
- 100% ownership
- ~$69m of statutory surplus
- ~$79m total adjusted capital
- ~$2.1b in total GAAP assets

Early Stage and Other Holdings

Life Sciences: PANSEND

- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology
- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

Other:

- **704Games (Formerly DMR)** Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms



All data as of June 30, 2017 unless otherwise noted
Construction formerly Manufacturing; Energy formerly Utilities

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© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Executive Leadership Team 7 Philip A. Falcone Chairman of the Board, Chief Executive Officer and President Michael J. Sena Chief Financial Officer Paul K. Voigt Senior Managing Director Paul L. Robinson Chief Legal Officer & Corporate Secretary Suzi Raftery Herbst Chief Administrative Officer Andrew G. Backman Managing Director

© 2 0 1 7 H C 2 H O L D I N G S , I N C . $0 $2 $4 $6 $8 $10 $12 $14 HC2 Stock Performance & Timeline 8 Note: As a result of the Schuff Tender, HC2’s ownership increased to 89% and subsequently through open market share purchases increased to 92% *Pending Federal Communications Communication approval 5/29/2014 HC2 Acquires Schuff (65%) HC2 Acquires Global Marine (97%) 9/22/2014 HC2 Announces Results of Schuff Tender Offer 10/7/2014 $250M Senior Secured Notes Offering Closing 11/20/2014 NYSE MKT Listing Announced 12/23/2014 HC2 Forms Continental Insurance Group 4/14/2015 $50M Tack-On to Senior Secured Notes 3/23/2015 HC2 Acquires Interest in Gaming Nation 6/10/2015 HC2 closes LTC and Life Insurance Acquisition 12/24/2015 Global Marine Acquires Majority Interest in CWind 2/3/2016 R2 Dermatology Receives FDA Approval 10/5/2016 2014 2015 2016 2017 $55M Tack- On Senior Secured Notes 1/31/2017 Company Renamed "HC2" 4/14/2014 HRG Group Acquires Majority Interest in "PTGi“ 1/8/2014 8/01/2014 HC2 Initial Investment in ANG MediBeacon Awarded Gates Foundation grant 10/18/2016 MediBeacon Completes Pilot Two Testing 3/2/2017 ANG Adds 18 CNG Stations Through Two Transactions 12/15/2016 BeneVir Granted New Oncolytic Immunotherapy Patent 4/15/2017 $59M Equity Offering 11/9/2015 Transfer Listing to NYSE 5/16/2017 $38M Tack-On Senior Secured Notes 6/27/2017 HC2 Announces Acquisition of Majority Interest in DTV America* 6/27/2017 R2 Dermatology Receives 2nd FDA Approval 7/12/17

Segment Detail

HC2

DBM Global Inc. (Schuff Intl.) – Company Snapshot



Sacramento Kings Arena

Business Description:

- DBM Global Inc. is focused on delivering world class, sustainable value to its clients through a highly collaborative portfolio of companies which provide better designs, more efficient construction and superior asset management solutions
- The Company offers integrated steel construction services from a single source and professional services which include design-assist, design-build, engineering, BIM participation, 3D steel modeling/detailing, fabrication, advanced field erection, project management and state-of-the-art steel management systems
- Major market segments include commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed use and retail, industrial, public works, bridges, transportation and international projects

Select Management:

- Rustin Roach – President and CEO
- Michael Hill – CFO and Treasurer
- Scott Sherman – VP, General Counsel



Apple World Headquarters

Select Customers:

TARGET
CATERPILLAR
WILSHIRE GRAND
VOLVO
KAISER PERMANENTE
IKEA
THE COSMOPOLITAN of LAS VEGAS
CITYCENTER LAS VEGAS
DOW
Banner Health
SFO
PHX
intel
Google
facebook
THE VENETIAN LAS VEGAS
SACRAMENTO KINGS
ARIZONA CARDINALS
GM

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DBM Global Inc. (Schuff Intl.) – Company Snapshot

	SCHUFF STEEL	SCHUFF STEEL MANAGEMENT COMPANY	AITKEN	pdc	BDS VirCon
Core Activities	• The largest structural steel fabricator and erector in the U.S. • In-house structural & design engineering expertise	• Provides structural steel fabrication & erection services for smaller projects leveraging subcontractors and in-house project managers	• Manufactures equipment for use in the petrochemical oil & gas industries, such as: pollution control scrubbers, tunnel liners, pressure vessels, strainers, filters & separators	• A highly experienced global Detailing and 3D BIM Modelling company	• A global Building Information Modelling (BIM), Steel Detailing and Rebar Detailing firm
Products and Service Offerings	• Structural Steel fabrication • Steel erection services • Structural engineering & design services • Preconstruction engineering services • BIM (Building Information Modeling) • Project Management (proprietary SIMS plat.)	• Structural Steel fabrication (subcontracted) • Steel erection services (subcontracted) • Project Management (proprietary SIMS platform)	• Design engineering • Fabrication services	• Steel Detailing • 3D BIM Modelling • BIM Management • Integrated Project Delivery (IPD) • 3D Animation and Visualization	• Steel Detailing • Rebar Detailing • 3D BIM Modelling • Connection Design • Forensic Modelling & Animation
Industries Served	• Commercial • Conv. & Event Centers • Energy • Government • Healthcare • Industrial & Mining • Infrastructure • Leisure • Retail • Transportation	• Commercial • Government • Healthcare • Leisure • Retail • Transportation	• Petrochemical • Oil & gas infrastructure • Pipelines	• Commercial • Conv. & Event Centers • Energy • Government • Healthcare • Industrial & Mining • Infrastructure • Leisure • Retail • Transportation	• Commercial • Conv. & Event Centers • Energy • Government • Healthcare • Industrial & Mining • Infrastructure • Leisure • Retail • Transportation

© 2017 HC2 Holdings, Inc.
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Global Marine Group – Company Snapshot



Global Marine Group - Business Description:

"Engineering a Clean and Connected Future"

- Leading provider of offshore marine engineering delivered via two business units:
  - **Global Marine**: Focusing on the telecommunications sector
  - **CWind:** Focused on offshore renewables and power
- Founded in 1850 - Headquartered in UK with major regional hub in Singapore and an established European base in Germany

Global Marine Highlights:

- Installed roughly 21% of the world's subsea fiber optic cable, amounting to 300,000km
- In maintenance, Global Marine benefits from long-term contracts with high renewal rates; Responsible for 385,000km of the total 1,200,000km of global in-service cable
- Significant opportunities in Telecom through 49% owned strategic joint ventures with Huawei Technologies (HMN) and China Telecom (SBSS)

CWind Highlights:

- Responsible for the Global Marine Group's power cable capabilities
- CWind delivers a broad spectrum of topside and subsea services to developers and has experience at over 40 wind farms to date
- CWind is strongly differentiated as the only integrated service provider
- CWind is recognized for having the most fuel efficient Crew Transport Vessel (CTV) fleet in the market

Select Customers:

Technip, T-Mobile, Senvion, Sprint, Siemens, DONG energy, SingTel, Prysmian, bp, e.on, at&t, tampnet, RWE, Vattenfall

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Global Marine Group – Company Snapshot

GLOBAL MARINE | GROUP

Global Marine | CWIND

	Global Marine: Maintenance	Global Marine: Installation	CWIND: Wind Farm	CWIND: Power Cable
Core Activities	• Provision of vessels on standby to repair fiber optic telecom cables in defined geographic zones • Location of fault, cable recovery, jointing and re-deployment of cables • Operation of depots storing cable and spare parts across the globe • Management of customer data through the life of the cable system	• Provision of turnkey repeated telecom systems via Huawei Marine Networks ("HMN") joint-venture • Installation contracts for telecom customers • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths • Fiber optic communications and power infrastructure to offshore platforms • Permanent Reservoir Monitoring ("PRM") systems	• Offshore wind planning, construction and operations & maintenance support services • Fleet of Crew Transfer Vessels (CTVs) which have a historically high utilisation and are positioned 4th in the overall CTV market • Over 250 certified & experienced personnel including technicians, riggers, slingers, lifting supervisors & foremen • Offshore training facility	• Installation for inter-array power cables for offshore wind market • Maintenance provision, including cable storage, power joint development and vessel availability • Offshore wind planning, Interconnector installation • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths
Vessels	• Cable Retriever • Pacific Guardian • Wave Sentinel • Cable Innovator	• CS Sovereign • CS Recorder • Networker	• 18 Crew Transfer Vessels in CWind Fleet	• CS Sovereign
Joint Venture	• Sino British Submarine Systems in Asia (SBSS); Joint venture (49%) with China Telecom • International Cableship Pte Ltd ("ICPL") • Joint venture (30%) with SingTel and ASEAN Cableship • SCDPL; Joint venture (40%) with SingTel	• Huawei Marine Networks; Joint venture (49%) with Huawei Technologies • Sino British Submarine Systems in Asia (SBSS); Joint venture (49%) with China Telecom	• National Wind Farm Training Centers (100%)	• Sino British Submarine Systems in Asia; Joint venture (49%) with China Telecom

© 2017 HC2 Holdings, Inc.
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American Natural Gas – Company Snapshot

Designs, builds, owns, operates and maintains compressed natural gas commercial fueling stations for transportation

- **Current ownership 49.9% with ability to increase to 63%**
- **In-depth experience in the natural gas fueling industry**
- **Building a premier nationwide network of publically accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers**
  - Acquired 18 CNG stations from Questar Fueling Co. and Constellation CNG (4Q16)
  - Currently ~40 stations owned and/or operated in 15 states across the United States*
  - Expect to expand station footprint via organic and select M&A opportunities
- **American transportation sector is rapidly converting from foreign-dependent diesel fuel to clean burning natural gas:**
  - Dramatically reduces emissions
  - Extends truck life
  - Significantly reduces fuel cost
- **Given the cost effectiveness of CNG, its environmental friendliness and the abundance of natural gas reserves in the United States, CNG is the best candidate for alternatives to gasoline and diesel for the motor vehicle market**

All data as of June 30, 2017 unless otherwise noted
**Including stations under development*

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PTGi International Carrier Services ("PTGi ICS")

Leading international wholesale telecom service company providing voice and data call termination to the telecom industry worldwide

- **Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide**
- **Restructured in 2014 PTGi ICS now delivers industry leading technology via best of breed sales and operational support teams**
  - 2Q17: Ninth consecutive quarter of positive Adjusted EBITDA
- **In business since 1997, recognized as a trusted business partner globally**
- **Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East and Europe**

All data as of June 30, 2017 unless otherwise noted

© 2017 HC2 Holdings, Inc.

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Continental Insurance Group – Company Snapshot

April 2015: HC2 established Continental Insurance Group ("CIG") as its insurance platform led by industry veteran Jim Corcoran, as Executive Chairman

December 2015: HC2 completed the acquisition of American Financial Group's long-term care and life insurance businesses, United Teacher Associates Insurance Company and Continental General Insurance Company

- **The formation of Continental Insurance Group ("CIG") to invest in the long-term care and life insurance sector is consistent with HC2's overall strategy of taking advantage of dislocated and undervalued operating businesses**
- **Through CIG, HC2 intends to build an attractive platform of insurance businesses**
- **James P. Corcoran, Executive Chair, has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York**
- **Combined measures as of June 30, 2017:**
  - Statutory Surplus ~$69 million
  - Total Adjusted Capital ~$79 million
  - GAAP Assets of ~$2.1 billion
- **Completed merging CGI and UTA into one legal entity (12/16)**
  - Beneficial to statutory capital

All data as of June 30, 2017 unless otherwise noted

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Pansend

HC2's Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	• 80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors • Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion • Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property • BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth) • Granted new patent entitled "*Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof*", covering the composition of matter for Stealth-1H, BeneVir's lead oncolytic immunotherapy, as well as other platform assets (2Q17)
R2 dermatology	• 75% equity ownership of dermatology company focused on lightening and brightening skin • Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan • Over $20 billion global market • Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16) • Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)
GENOVEL	• 80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. • "Mini-Knee" for early osteoarthritis of the knee; "Anatomical Knee" – A Novel Total Knee Replacement • Strong patent portfolio
MediBeacon	• 50% equity ownership in company with unique technology and device for monitoring of real-time kidney function • Current standard diagnostic tests measure kidney function are often inaccurate and not real-time • MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care • $3.5 billion potential market • Successfully completed a key clinical study of its unique, real-time kidney monitoring system on subjects with impaired kidney function at Washington University in St. Louis. (1Q17)
Triple Ring technologies	• Profitable technology and product development company • Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare • Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space • Contract R&D market growing rapidly • Customers include Fortune 500 companies and start-ups

All data as of June 30, 2017 unless otherwise noted

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© 2 0 1 7 H C 2 H O L D I N G S , I N C . 704Games (Formerly Dusenberry Martin Racing (DMi, Inc.)) 18 On December 31, 2014, HC2 / DMR (re-branded 704Games) completed a $6 million asset purchase agreement to acquire worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms  Owns all the code, artwork and animation previously developed for legacy games  Headquartered in Charlotte, NC in NASCAR® Headquarters building (NASCAR ® Plaza)  License also extends to NASCAR® racetracks and all the leading NASCAR® race teams and drivers  Since inception, 704Games developed an all-new NASCAR® racing simulation game, NASCAR Heat Evolution, for PlayStations 4, Xbox One and PC, as well as NASCAR-themed mobile trivia and slots games  In April, 2016, DMR secured $8.0m in additional equity growth capital from consortium of new investors including superstar drivers Joey Logano and Brad Keselowski  NASCAR® Heat Evolution successfully released on September 13, 2016  NASCAR® Heat Evolution announced 2017 Team Update available February 21, 2017 – Team & Roster Updates, New Drivers, New Paint Schemes, 2017 NASCAR® Schedule, etc.  DMR Re-brands to 704Games – Appoints racing industry veteran Paul Brooks as CEO and Brad Keselowski to Board of Directors (March 2017)  NASCAR® Heat Mobile game released (May 2017)  NASCAR® Heat 2 scheduled for release on September 12, 2017 All data as of June 30, 2017 unless otherwise noted

Appendix: 2Q17 Highlights / Select Financial Data

2Q17 Highlights and Recent Developments

- **Second quarter performance once again highlight the unique value HC2 brings to the market with our diverse, uncorrelated industry holdings**
  - **Construction:** $590 million backlog; >$800 million inclusive of contracts awarded, but not yet signed; >$400 million of additional potential opportunities that could be awarded including sporting arenas/stadiums, healthcare facilities, commercial office buildings and convention centers
  - **Marine Services:** Continued strong joint venture performance, in particular Huawei Marine; Long-term offshore power, telecom install and telecom maintenance fundamentals remain strong
  - **Telecommunications:** Continued focus on higher margin wholesale traffic mix and improved operating efficiencies
  - **Energy:** Continued growth due to increase in number of fueling stations owned and/or operated
- **Adjusted EBITDA for Core Operating Subsidiaries***
  - $17.9 million in second quarter, as compared to $27.1 million in the year-ago quarter
  - $45.7 million year-to-date, as compared to $39.8 million for the year-ago period
- **Cash and Investments as of June 30, 2017:**
  - $1.7 billion of consolidated cash, cash equivalents and investments, which includes the Insurance segment
  - $104.6 million in Consolidated Cash (excluding Insurance segment)
- **Cumulative outstanding Preferred Equity of $26.7 million at June 30, 2017; Down significantly from $55.0 million of total Preferred issued**

* Core Operating Subsidiaries include Construction, Marine Services, Telecommunications and Energy. Construction formerly Manufacturing; Energy formerly Utilities

© 2017 HC2 Holdings, Inc.
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HC2 Segment Overview

HC2

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)

- 2Q17 Revenue: $138.9m
- 2Q17 Adjusted EBITDA: $11.1m
- YTD Adjusted EBITDA: $19.7m
- Backlog $590m; >$800m with contracts awarded, but not yet signed
- Solid long-term pipeline with additional >$400m in potential project value that could be awarded over next several quarters

DBM GLOBAL

Marine Services: GMSL

- 2Q17 Revenue: $36.4m
- 2Q17 Adjusted EBITDA: $3.6m
- YTD Adjusted EBITDA: $20.0m
- Continued strong joint venture performance; Solid long term telecom and offshore power maintenance & install opportunities

Global Marine

Energy: ANG

- 2Q17 Revenue: $4.1m
- 2Q17 Adjusted EBITDA: $1.0m
- YTD Adjusted EBITDA: $2.2m
- Delivered 2,814,000 Gasoline Gallon Equivalents (GGEs) in 2Q17 vs. 828,000 GGEs in 2Q16
- ~40 stations currently owned and / or operated vs. two stations at time of HC2's initial investment in 3Q14

ANG AMERICAN NATURAL GAS

Telecom: PTGi ICS

- 2Q17 Revenue: $160.6m
- 2Q17Adjusted EBITDA: $2.2m
- YTD Adjusted EBITDA: $3.8m
- Continued focus on higher margin wholesale traffic mix and improved operating efficiencies

PTGi International Carrier Services

Core Financial Services Subsidiaries

Insurance: CIG

- ~$69m of statutory surplus
- ~$79m total adjusted capital
- ~$2.1b in total GAAP assets
- Completed merging CGI and UTA into one legal entity; meaningful cost savings, lower required statutory capital (4Q16)
- Platform for growth through additional M&A

Early Stage and Other Holdings

Life Sciences: PANSEND

- **MediBeacon:** Completed "Pilot Two" Clinical Study at Washington University in St. Louis (1Q17)
- **R2 Dermatology:** Received FDA Approval for second generation R2 Dermal Cooling System (2Q17)
- **BeneVir:** Granted additional patent protecting oncolytic immunotherapy Stealth-1H & other assets (2Q17)
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security , imaging, sensors, optics, fluidics, robotics & mobile healthcare

MediBeacon R2 BeneVir GENOVEL TRIPLE RING technologies

Other:

- **704Games (Formerly DMR)** Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms

704GAMES



All data as of June 30, 2017 unless otherwise noted
Construction formerly Manufacturing; Energy formerly Utilities

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© 2 0 1 7 H C 2 H O L D I N G S , I N C . Segment Financial Summary 22 All data as of June 30, 2017 unless otherwise noted Construction formerly Manufacturing; Energy formerly Utilities ($m) Q2 2017 Q2 2016 YTD 2017 YTD 2016 Adjusted EBITDA Core Operating Subsidiaries Construction $11.1 $13.2 $19.7 $24.7 Marine Services 3.6 11.8 $20.0 $12.3 Energy 1.0 0.5 $2.2 $0.9 Telecom 2.2 1.5 $3.8 $1.8 Total Core Operating $17.9 $27.1 $45.7 $39.8 Early Stage and Other Holdings Life Sciences ($4.9) ($2.7) ($9.0) ($5.3) Other (2.2) (3.3) ($3.3) ($7.3) Total Early Stage and Other ($7.1) ($6.0) ($12.3) ($12.6) Non-Operating Corporate ($6.3) ($5.9) ($12.2) ($11.6) Total HC2 (excluding Insurance) $4.6 $15.2 $21.3 $15.5 Adjusted Operating Income Core Financial Services Insurance $2.6 ($4.7) $1.6 ($7.3) Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 has been adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix. Q1 2016 benefitted from the release of valuation allowance impacting the net tax provision

Construction: DBM Global Inc. (Schuff)

Second Quarter Update

- 2Q17 Net Income[1]: $4.2m vs. $9.4m for 2Q16; YTD17 Net Income $7.4m vs. $13.7m for YTD16
- 2Q17 Adjusted EBITDA: $11.1m vs. $13.2m for 2Q16 driven in part by better than bid performance on commercial projects in 2Q16 (Apple Headquarters and Wilshire Grand)
- YTD Adjusted EBITDA: $19.7m vs. $24.7m for the comparable 2016 year-to-date period, due primarily to timing associated with design changes on certain existing projects in 1Q17 backlog and better-than bid performance on Apple Headquarters and Wilshire Grand in 2Q16
- Expect to remain on track for solid full year 2017 performance based on current backlog and 2H17 projected workflow
- Recorded backlog of $590m at end of 2Q17
- Taking into consideration awarded, but not yet signed contracts, backlog would have been >$800m
- Continue to see large opportunities totaling >$400 million that could be awarded over next several quarters including new sporting arenas or stadiums, healthcare facilities, commercial office buildings and convention centers

Strategic Initiatives

- Continue to select profitable, strategic and "core competency" jobs, not all jobs
- Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate
- Commercial / Stadium / Healthcare sectors remain strong
- Opportunities to add higher margin, value added services to overall product offering



Loma Linda Hospital

Historical Performance



$526.1
$513.8
$502.7
$45.8
8.7%
$52.0
10.1%
$59.9
11.9%
2014PF
2015A
2016A
Adjusted EBITDA
Revenue



Mile High Stadium

(1) Second quarter 2016 inclusive of a $1.3 million prior period beneficial adjustment to depreciation & amortization expense

All data as of June 30, 2017 unless otherwise noted
Construction formerly Manufacturing

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Marine Services: Global Marine Group

Second Quarter Update

- 2Q17 Net (Loss): $(3.1)m vs. Net Income of $6.0m for 2Q16; YTD17 Net Income $8.1m vs. $0.1m for YTD16
- 2Q17 Adjusted EBITDA: $3.6m vs. $11.8m for 2Q16 due primarily to higher costs associated with two off shore power installation & repair projects in 2Q17 and very strong joint venture performance from Huawei Marine in 2Q16
- YTD17 Adjusted EBITDA: $20.0m vs. $12.3m for the comparable 2016 year-to-date period due primarily to higher total joint venture income in 1H17, in particular Huawei Marine, and a one-time telecom charge in 1Q16
- Huawei Marine backlog at record levels at end of 2Q17
- Expect to remain on track for solid full year 2017 performance based on current backlog and 2H17 projected workflow
- Positioned well for solid long-term telecom maintenance & install opportunities
- Positioned well for significant long-term offshore power maintenance & install opportunities

Strategic Initiatives

HUAWEI MARINE — 49% ownership

Total HMN*	2016	2015	2014
Revenue	~$207m	~$203m	~$88m
Profit	~$25m	~$14m	~$2m
Cash / Equivalents	~$48m	~$27m	~$16m

SBSS — 49% ownership

- Joint Venture established in 1995 with China Telecom
- China's leading provider of submarine cable installation
- Located in Shanghai and possesses a fleet of advanced purpose-built cable ships




Historical Performance
$163.6
$134.9
$161.9
$50.0
$42.1
$41.2
29.8%
31.2%
25.4%
2014PF
2015A
2016A
Adjusted EBITDA
Revenue



Note: 2014 PF Adj. EBITDA inclusive of approx. $10m offshore power installation vs. minimal contribution in 2015 & 1H16 as a result of Prysmian agreement which expired in 4Q15

Currency Exchange: CNY:USD 1:0.129
All data as of June 30, 2017 unless otherwise noted

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© 2 0 1 7 H C 2 H O L D I N G S , I N C . 2Q17 Net (Loss): $(0.4)m vs. Net Income of $0.1m for 2Q16; YTD17 Net (Loss) of $(1.1)m vs. Income of $0.04m for YTD16 2Q17 Adjusted EBITDA: $1.0m vs. $0.5m for 2Q16 YTD17 Adjusted EBITDA: $2.2m vs. $0.9m for the comparable 2016 year-to-date period Delivered 2,814,000 Gasoline Gallon Equivalents (GGEs) in the second quarter vs. 828,000 GGEs in the year-ago quarter, due primarily to newly developed and acquired CNG fueling stations ~40 stations currently owned and / or operated or under development vs. 2 stations at time of initial investments (3Q14) Focused on increasing volumes at existing stations, while also expanding geographic footprint through both internal / organic growth and strategic M&A opportunities Second Quarter Update -$0.4 $0.9 $2.5 $1.8 $6.8 $6.4 2014A 2015A 2016A Historical Performance Adjusted EBITDA Revenue Energy: American Natural Gas (ANG) 25 All data as of June 30, 2017 unless otherwise noted Energy formerly Utilities 39.6% 12.8% (14.1%)

© 2 0 1 7 H C 2 H O L D I N G S , I N C .  Strong quarterly results again due to continued focus on higher margin wholesale traffic mix and improved operational efficiencies – 2Q17 Net Income: $2.1m vs. $1.0m for 2Q16; YTD17 Net Income of $3.6m vs. $2.2m for YTD16 – 2Q17 Adjusted EBITDA: $2.2m vs. $1.5m for 2Q16 – YTD17 Adjusted EBITDA: $3.8m vs. $1.8m for the comparable 2016 year-to-date period – Fourth consecutive quarter of cash dividend to HC2  One of the key objectives: leverage the infrastructure and management expertise within PTGi-ICS – Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities – A focused strategic initiative has been launched within PTGi-ICS to identify potential M&A opportunities Second Quarter Update Telecommunications: PTGi-ICS 26 $(1.2) $2.0 $5.6 $162.0 $460.4 $735.0 2014A 2015A 2016A Historical Performance Adjusted EBITDA Revenue All data as of June 30, 2017 unless otherwise noted 0.8% 0.4% (0.1%)

Insurance: Continental Insurance Group

Second Quarter Update

- Continental Insurance Group serves as a platform for run-off Long Term Care ("LTC") books of business and for acquiring additional run-off LTC businesses
  - 2Q17 Net Income: $0.2m vs. Net (Loss) of $(2.3)m for 2Q16; YTD17 Net (Loss) of $(0.6)m vs. $(9.8)m for YTD16
  - 2Q17 Adjusted Operating Income: $2.6m vs. $(4.7)m for 2Q16
  - YTD17 Adjusted Operating Income: $1.6m vs. $(7.3)m for comparable 2016 period
  - ~$69m statutory surplus at end of second quarter
  - ~$79m total adjusted capital at end of second quarter
  - ~$2.1b in total GAAP assets at June 30, 2017
  - Completed merging CGI and UTA into one legal entity; Beneficial to statutory capital (12/16)
- Strategy:
  - A concentrated focus on LTC and acquisitions of additional books of run-off LTC business
  - A platform to provide a vehicle for multi-line insurers who do not consider LTC a core business segment to exit the market
  - Enhancing efficiency and effectiveness through scale and a concentrated focus on LTC

Note: Reconciliation of Adjusted Operating Income to U.S. GAAP Net Income in appendix. All data as of June 30, 2017 unless otherwise noted

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Pansend

HC2's Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	◆ 80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors ◆ Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion ◆ Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property ◆ BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth) ◆ Granted new patent entitled *"Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof"*, covering the composition of matter for Stealth-1H, BeneVir's lead oncolytic immunotherapy, as well as other platform assets (2Q17)
R2 dermatology	◆ 75% equity ownership of dermatology company focused on lightening and brightening skin ◆ Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan ◆ Over $20 billion global market ◆ Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16) ◆ Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)
GENOVEL	◆ 80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. ◆ "Mini-Knee" for early osteoarthritis of the knee; "Anatomical Knee" – A Novel Total Knee Replacement ◆ Strong patent portfolio
MediBeacon	◆ 50% equity ownership in company with unique technology and device for monitoring of real-time kidney function ◆ Current standard diagnostic tests measure kidney function are often inaccurate and not real-time ◆ MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care ◆ $3.5 billion potential market ◆ Successfully completed a key clinical study of its unique, real-time kidney monitoring system on subjects with impaired kidney function at Washington University in St. Louis. (1Q17)
TRIPLE RING technologies	◆ Profitable technology and product development company ◆ Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare ◆ Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space ◆ Contract R&D market growing rapidly ◆ Customers include Fortune 500 companies and start-ups

All data as of June 30, 2017 unless otherwise noted

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Notable Financial and Other Updates

- **Collateral Coverage Ratio at Quarter End Exceeded 2.0x**
- **$104.6 million in Consolidated Cash (excluding Insurance segment)**
  - $56.0 million Corporate Cash
- **$11.5 million Received in Dividends and Tax Share from DBM Global and PTGi ICS in Second Quarter**
- **Cumulative Outstanding Amount of Preferred Equity $26.7 million at June 30, 2017**
  - Reduced a total of $28.5 million from $55.0 million of total preferred issued
- **$38 million Private Placement of 11% Senior Secured Notes Completed in Second Quarter**
  - Net proceeds for working capital, general corporate purposes, as well as the financing of acquisitions and investments;
  - Notes issued at an issue price of 101.000% plus accrued interest from June 1, 2017
- **Entered into a series of transactions that, if certain conditions are met and approved by the Federal Communications Commission, will result in HC2 and its subsidiaries owning over 50% of shares of common stock of DTV America Corporation ("DTVA")**
  - DTVA is an aggregator and operator of low power television licenses and stations across the United States. DTVA currently owns and operates >50 LPTV stations in more than 40 U.S. cities

($m)	Balance Sheet (at June 30, 2017)
Market Cap[(1)]	$257.1
Preferred Equity	$26.7
Total Debt	$400.0
Corporate Cash[(2)]	$56.0
Enterprise Value[(3)]	$627.8

(1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $5.98 on August 8, 2017
(2) Cash and cash equivalents
(3) Enterprise Value is calculated by adding market capitalization, total preferred equity and total debt amounts, less Corporate cash

All data as of June 30, 2017 unless otherwise noted
© 2017 HC2 Holdings, Inc.
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Appendix: Reconciliations

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended June 30, 2017

(in thousands)

Three Months Ended June 30, 2017	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine Services	Energy	Telecom	Life Sciences	Other & Elimination	Non-operating Corporate	HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (17,911)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								164
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,179	$ (3,053)	$ (365)	$ 2,060	$ (4,106)	$ (3,757)	$ (13,033)	$ (18,075)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,240	5,255	1,381	94	41	331	16	8,358
Depreciation and amortization (included in cost of revenue)	1,302	-	-	-	-	-	-	1,302
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(145)	-	18	-	-	-	-	(127)
Lease termination costs	-	55	-	-	-	-	-	55
Interest expense	174	1,040	154	14	-	16	10,675	12,073
Net loss on contingent consideration	-	-	-	-	-	-	88	88
Other (income) expense, net	28	490	255	(9)	(11)	803	214	1,770
Foreign currency (gain) loss (included in cost of revenue)	-	83	-	-	-	-	-	83
Income tax (benefit) expense	3,232	(134)	(1)	-	(0)	0	(6,543)	(3,446)
Noncontrolling interest	369	(156)	(492)	-	(911)	(1,372)	-	(2,562)
Bonus to be settled in equity	-	-	-	-	-	-	585	585
Share-based payment expense	-	394	91	-	76	18	527	1,106
Acquisition and nonrecurring items	701	-	-	-	-	-	1,168	1,869
Adjusted EBITDA	**$ 11,080**	**$ 3,649**	**$ 1,041**	**$ 2,159**	**$ (4,911)**	**$ (2,151)**	**$ (6,303)**	**$ 4,564**
Total Core Operating Subsidiaries	**$ 17,929**							

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Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended June 30, 2016

(in thousands)

Three Months Ended June 30, 2016	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other & Elimination	Non-operating Corporate	HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$ 1,935
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(2,293)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,364	$ 6,002	$ 68	$ 1,009	$ (2,004)	$ (2,608)	$ (7,603)	$ 4,228
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	303	6,084	468	140	36	336	-	7,367
Depreciation and amortization (included in cost of revenue)	(206)	-	-	-	-	-	-	(206)
Amortization of equity method fair value adjustment at acquisition	-	(359)	-	-	-	-	-	(359)
(Gain) loss on sale or disposal of assets	(1,845)	7	-	-	-	1	-	(1,837)
Lease termination costs	-	-	-	338	-	-	-	338
Interest expense	303	1,285	14	-	-	1	8,966	10,569
Net gain on contingent consideration	-	(192)	-	-	-	-	-	(192)
Other (income) expense, net	(32)	403	(344)	29	-	(10)	465	511
Foreign currency (gain) loss (included in cost of revenue)	-	(1,540)	-	-	-	-	-	(1,540)
Income tax (benefit) expense	4,524	(212)	-	-	-	1	(9,404)	(5,091)
Noncontrolling interest	768	200	244	-	(812)	(1,044)	-	(644)
Share-based payment expense	-	152	90	-	34	40	1,359	1,675
Acquisition and nonrecurring items	-	-	-	18	-	-	313	331
Adjusted EBITDA	**$ 13,179**	**$ 11,830**	**$ 540**	**$ 1,534**	**$ (2,746)**	**$ (3,283)**	**$ (5,904)**	**$ 15,150**
Total Core Operating Subsidiaries	**$ 27,083**							

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Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Six Months Ended June 30, 2017

(in thousands)

Six Months Ended June 30, 2017	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine Services	Energy	Telecom	Life Sciences	Other & Elimination	Non-operating Corporate	HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (32,407)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(597)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,382	$ 8,099	$ (1,062)	$ 3,562	$ (7,516)	$ (9,187)	$ (33,088)	$ (31,810)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	2,880	10,340	2,629	191	79	661	33	16,813
Depreciation and amortization (included in cost of revenue)	2,542	-	-	-	-	-	-	2,542
Amortization of equity method fair value adjustment at acquisition	-	(650)	-	-	-	-	-	(650)
Asset impairment expense	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(393)	(3,500)	14	-	-	-	-	(3,879)
Lease termination costs	-	249	-	-	-	-	-	249
Interest expense	381	2,342	290	23	-	2,407	20,745	26,188
Net loss on contingent consideration	-	-	-	-	-	-	319	319
Other (income) expense, net	7	1,555	1,375	65	(15)	2,918	258	6,163
Foreign currency (gain) loss (included in cost of revenue)	-	107	-	-	-	-	-	107
Income tax (benefit) expense	5,311	376	12	-	(0)	0	(4,366)	1,333
Noncontrolling interest	632	338	(1,239)	-	(1,702)	(1,977)	-	(3,948)
Bonus to be settled in equity	-	-	-	-	-	-	585	585
Share-based payment expense	-	739	182	-	168	47	1,489	2,625
Acquisition and nonrecurring items	946	-	-	-	-	-	1,861	2,807
Adjusted EBITDA	**$ 19,688**	**$ 19,995**	**$ 2,201**	**$ 3,841**	**$ (8,986)**	**$ (3,321)**	**$ (12,164)**	**$ 21,254**
Total Core Operating Subsidiaries	**$ 45,725**							

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Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Six Months Ended June 30, 2016

(in thousands)

Six Months Ended June 30, 2016	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other & Elimination	Non-operating Corporate	HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (28,527)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(9,789)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 13,748	$ 84	$ 41	$ 2,211	$ (706)	$ (13,104)	$ (21,012)	$ (18,738)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	832	11,239	897	246	55	672	-	13,941
Depreciation and amortization (included in cost of revenue)	1,727	-	-	-	-	-	-	1,727
Amortization of equity method fair value adjustment at acquisition	-	(717)	-	-	-	-	-	(717)
(Gain) loss on sale or disposal of assets	(941)	(10)	-	-	-	1	-	(950)
Lease termination costs	-	-	-	338	-	-	-	338
Interest expense	613	2,355	23	-	-	1	17,903	20,895
Net gain on contingent consideration	-	(192)	-	-	-	-	-	(192)
Other (income) expense, net	(76)	1,015	(375)	(996)	(3,221)	5,996	(1,146)	1,197
Foreign currency (gain) loss (included in cost of revenue)	-	(1,687)	-	-	-	-	-	(1,687)
Income tax (benefit) expense	7,969	(852)	-	-	-	-	(13,630)	(6,513)
Noncontrolling interest	829	45	222	-	(1,532)	(1,088)	-	(1,524)
Share-based payment expense	-	761	104	-	56	200	3,745	4,866
Acquisition and nonrecurring items	-	266	27	18	-	-	2,514	2,825
Adjusted EBITDA	**$ 24,701**	**$ 12,307**	**$ 939**	**$ 1,817**	**$ (5,348)**	**$ (7,322)**	**$ (11,626)**	**$ 15,468**
Total Core Operating Subsidiaries	**$ 39,764**							

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Reconciliation of U.S. GAAP Net Income (Loss) to Insurance AOI
Three and Six Months Ended June 30, 2017 and 2016

(in thousands)

Adjusted Operating Income - Insurance ("Insurance AOI")						
	Three Months Ended June 30,			Six Months Ended June 30,		
	2017	2016	Increase/ (Decrease)	2017	2016	Increase/ (Decrease)
Net Income (loss) - Insurance segmen	$ 164	$ (2,293)	$ 2,457	$ (597)	$ (9,789)	$ 9,192
Effect of inv estment (gains) losses	(1,095)	(2,418)	1,323	(1,876)	2,457	(4,333)
Asset impairment expense	2,842	-	2,842	3,364	-	3,364
Acquisition and non-recurring items	736	-	736	736	-	736
Insurance AOI	**$ 2,647**	**$ (4,711)**	**$ 7,358**	**$ 1,627**	**$ (7,332)**	**$ 8,959**

The calculation of Insurance Net Loss has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance loss of ($12.3) million for the quarter to a loss of ($7.5) million.

The calculation of Insurance AOI has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance AOI loss of ($3.6) million for the quarter to a loss of ($2.6) million.

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Appendix: Biographies

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Executive Leadership Team 37 Philip A. Falcone  Served as a director of HC2 since January 2014 and Chairman of the Board, Chief Executive Officer and President of HC2 since May 2014  Served as a director, Chairman of the Board and Chief Executive Officer of HRG Group Inc. (“HRG”) from July 2009 to December 2014  From July 2009 to June 2011, served as the President of HRG  Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC (“Harbinger Capital”)  Before founding Harbinger Capital in 2001, managed the High Yield and Distressed trading operations for Barclays Capital from 1998 to 2000  Received an A.B. in Economics from Harvard University Chairman of the Board Chief Executive Officer President

HC2 Executive Leadership Team

Michael J. Sena *Chief Financial Officer*	◆ Chief Financial Officer of HC2 since June 2015 ◆ Served as the Chief Accounting Officer of HRG from November 2012 to May 2015 ◆ From January 2009 to November 2012, held various accounting and financial reporting positions with the Reader's Digest Association, Inc., last serving as Vice President and North American Controller ◆ Served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009 ◆ Held various positions with PricewaterhouseCoopers ◆ Mr. Sena is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Syracuse University
Paul K. Voigt *Senior Managing Director*	◆ Senior Managing Director of HC2 since May 2014 ◆ Prior to joining HC2, served as Executive Vice President on the sales and trading desk at Jefferies from 1996 to 2013 ◆ Served as Managing Director on the High Yield sales desk at Prudential Securities from 1988 to 1996 ◆ Mr. Voigt received an MBA from the University of Southern California in 1988 after playing professional baseball. Graduated from the University of Virginia where he received a Bachelor of Science in Electrical Engineering

© 2017 HC2 Holdings, Inc.
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HC2 Executive Leadership Team

Paul L. Robinson *Chief Legal Officer & Corporate Secretary*	◆ Chief Legal Officer & Corporate Secretary of HC2 since March 2016 ◆ Served as Executive Vice President, Chief Legal Officer and Corporate Secretary for SEACOR Holdings Inc. for nearly nine years prior to HC2 ◆ Held various positions at Comverse Technology, Inc., including Chief Operating Officer, Executive Vice President, General Counsel and Corporate Secretary ◆ Served as associate attorney at Kramer, Levin, Naftalis & Frankel, LLP.; Counsel to the United States Senate Committee on Governmental Affairs and associate attorney at Skadden, Arps, Slate, Meagher & Flom LLP ◆ Mr. Robinson earned a Bachelor of Arts degree in Political Science and was Phi Beta Kappa from State University of New York at Binghamton and a J.D., cum laude, from Boston University School of Law
Andrew G. Backman *Managing Director*	◆ Managing Director of Investor Relations & Public Relations of HC2 since April 2016 ◆ Prior to joining HC2, served as Managing Director of Investor Relations and Public Relations for RCS Capital and AR Capital (now AR Global) from 2014 to 2016 ◆ Founder and Chief Executive Officer of InVisionIR, a New York-based advisory and consulting firm from 2011 to 2014 ◆ Served as Senior Vice President, Investor Relations & Marketing of iStar Financial from 2004 to 2010 ◆ Served as Vice President, Investor Relations and Marketing Communications for Corvis Corporation / Broadwing Communications from 2000 to 2004 ◆ Spent first 10 years of career at Lucent Technologies and AT&T Corp. ◆ Mr. Backman earned a Bachelor of Arts degree in Economics from Boston College and graduated from AT&T / Lucent Technologies' prestigious Financial Leadership Program

© 2017 HC2 Holdings, Inc.
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HC2 Executive Leadership Team

Suzi Raftery Herbst

Chief Administrative Officer

- Chief Administrative Officer of HC2 since March 2015 with over 17 years of diverse human resources, recruiting, equity and foreign exchange sales experience
- Prior to joining HC2, served as Senior Vice President and Director of Human Resources of Harbinger Capital and HRG
- Previously served as Head of Recruiting at Knight Capital Group
- Previously held various positions in Human Resources, as well as Foreign Exchange Sales at Cantor Fitzgerald after beginning her career in Equity Sales at Merrill Lynch
- Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College

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HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2017 A n d r e w G . B a c k m a n • i r @ h c 2 . c om • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 t h F l o o r , N e w Y o r k , N Y 1 0 0 2 2 August 2017